                                                 POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS,  that the person whose  signature  appears below,  hereby  constitutes and appoints Norman H. Gurwitz,  Walter Z. Berger and J. Scott Enright,  or either of them, his  attorneys-in-fact  and agents,  with  full  power  of  substitution  and  resubstitution  for  him in any and  all  capacities,  to sign a
Registration  Statement  on  Form S-8  under the  Securities  Act of 1933 (the  “Registration  Statement”)  for the
registration  of certain  shares of Class A Common Stock (the  “Securities”)  of Emmis  Communications  Corporation
(the “Company”)  offered pursuant to certain of the Company’s  employee benefit plans and any or all  pre-effective amendments  or  post-effective  amendments  to the  Registration  Statement,  and to file the same,  with  exhibits thereto and other documents in connection  therewith,  with the Securities and Exchange  Commission,  granting unto each of such  attorneys-in-fact  and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection  with such matters and hereby  ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  09-28-01                                                  /s/  Jeffrey H. Smulyan
                                                                  -----------------------
                                                                  Jeffrey H. Smulyan

                                                 POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS,  that the person whose  signature  appears below,  hereby  constitutes and appoints  Jeffrey H. Smulyan,  Norman H. Gurwitz and J. Scott Enright,  or any of them, his  attorneys-in-fact  and agents,  with  full  power  of  substitution  and  resubstitution  for  him in any and  all  capacities,  to sign a
Registration  Statement  on  Form S-8  under the  Securities  Act of 1933 (the  “Registration  Statement”)  for the
registration  of certain  shares of Class A Common Stock (the  “Securities”)  of Emmis  Communications  Corporation
(the “Company”)  offered pursuant to certain of the Company’s  employee benefit plans and any or all  pre-effective amendments  or  post-effective  amendments  to the  Registration  Statement,  and to file the same,  with  exhibits thereto and other documents in connection  therewith,  with the Securities and Exchange  Commission,  granting unto each of such  attorneys-in-fact  and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection  with such matters and hereby  ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: 09-28-01                                               /s/  Walter Z. Berger
                                                              ---------------------
                                                              Walter Z. Berger

                                                 POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS,  that the person whose  signature  appears below,  hereby  constitutes and appoints  Jeffrey H.  Smulyan,  Norman H.  Gurwitz,  Walter Z.  Berger and J. Scott  Enright,  or any of them,  his attorneys-in-fact  and  agents,  with  full  power  of  substitution  and  resubstitution  for  him in any  and all capacities,  to sign a  Registration  Statement on Form S-8  under the  Securities  Act of 1933 (the  “Registration
Statement”)  for the  registration  of  certain  shares  of  Class A  Common  Stock  (the  “Securities”)  of  Emmis
Communications  Corporation  (the “Company”)  offered  pursuant to certain of the Company’s  employee benefit plans and any or all pre-effective  amendments or post-effective  amendments to the Registration  Statement,  and to file the same,  with exhibits  thereto and other  documents in connection  therewith,  with the  Securities and Exchange
Commission,  granting  unto each of such  attorneys-in-fact  and agents full power and  authority to do and perform each and every act and thing  requisite  and  necessary in  connection  with such matters and hereby  ratifying and confirming all that each of such  attorneys-in-fact  and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: 09-27-01                                               /s/  Lawrence B. Sorrel
                                                              -----------------------
                                                              Lawrence B. Sorrel

                                                 POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS,  that the person whose  signature  appears below,  hereby  constitutes and appoints  Jeffrey H.  Smulyan,  Norman H.  Gurwitz,  Walter Z.  Berger and J. Scott  Enright,  or any of them,  his attorneys-in-fact  and  agents,  with  full  power  of  substitution  and  resubstitution  for  him in any  and all capacities,  to sign a  Registration  Statement on Form S-8  under the  Securities  Act of 1933 (the  “Registration
Statement”)  for the  registration  of  certain  shares  of  Class A  Common  Stock  (the  “Securities”)  of  Emmis
Communications  Corporation  (the “Company”)  offered  pursuant to certain of the Company’s  employee benefit plans and any or all pre-effective  amendments or post-effective  amendments to the Registration  Statement,  and to file the same,  with exhibits  thereto and other  documents in connection  therewith,  with the  Securities and Exchange
Commission,  granting  unto each of such  attorneys-in-fact  and agents full power and  authority to do and perform each and every act and thing  requisite  and  necessary in  connection  with such matters and hereby  ratifying and confirming all that each of such  attorneys-in-fact  and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: 09-28-01                                                  /s/  Richard A. Leventhal
                                                                 -------------------------
                                                                 Richard A. Leventhal

                                                 POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS,  that the person whose  signature  appears below,  hereby  constitutes and appoints  Jeffrey H.  Smulyan,  Norman H.  Gurwitz,  Walter Z.  Berger and J. Scott  Enright,  or any of them,  his attorneys-in-fact  and  agents,  with  full  power  of  substitution  and  resubstitution  for  him in any  and all capacities,  to sign a  Registration  Statement on Form S-8  under the  Securities  Act of 1933 (the ”Registration
Statement”)  for the  registration  of  certain  shares  of  Class A  Common  Stock  (the  “Securities”)  of  Emmis
Communications  Corporation  (the “Company”)  offered  pursuant to certain of the Company’s  employee benefit plans and any or all pre-effective  amendments or post-effective  amendments to the Registration  Statement,  and to file the same,  with exhibits  thereto and other  documents in connection  therewith,  with the  Securities and Exchange
Commission,  granting  unto each of such  attorneys-in-fact  and agents full power and  authority to do and perform each and every act and thing  requisite  and  necessary in  connection  with such matters and hereby  ratifying and confirming all that each of such  attorneys-in-fact  and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: 10-01-01                                                 /s/  Doyle L. Rose
                                                                ------------------
                                                                Doyle L. Rose

                                                 POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS,  that the person whose  signature  appears below,  hereby  constitutes and appoints  Jeffrey H.  Smulyan,  Norman H.  Gurwitz,  Walter Z.  Berger and J. Scott  Enright,  or any of them,  his attorneys-in-fact  and  agents,  with  full  power  of  substitution  and  resubstitution  for  him in any  and all capacities,  to sign a  Registration  Statement on Form S-8  under the  Securities  Act of 1933 (the  “Registration
Statement”)  for the  registration  of  certain  shares  of  Class A  Common  Stock  (the  “Securities”)  of  Emmis
Communications  Corporation  (the “Company”)  offered  pursuant to certain of the Company’s  employee benefit plans and any or all pre-effective  amendments or post-effective  amendments to the Registration  Statement,  and to file the same,  with exhibits  thereto and other  documents in connection  therewith,  with the  Securities and Exchange
Commission,  granting  unto each of such  attorneys-in-fact  and agents full power and  authority to do and perform each and every act and thing  requisite  and  necessary in  connection  with such matters and hereby  ratifying and confirming all that each of such  attorneys-in-fact  and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: 10-01-01                                                /s/  Susan B. Bayh
                                                               ------------------
                                                               Susan B. Bayh

                                                 POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS,  that the person whose  signature  appears below,  hereby  constitutes and appoints  Jeffrey H.  Smulyan,  Norman H.  Gurwitz,  Walter Z.  Berger and J. Scott  Enright,  or any of them,  his attorneys-in-fact  and  agents,  with  full  power  of  substitution  and  resubstitution  for  him in any  and all capacities,  to sign a  Registration  Statement on Form S-8  under the  Securities  Act of 1933 (the  “Registration
Statement”)  for the  registration  of  certain  shares  of  Class A  Common  Stock  (the  “Securities”)  of  Emmis
Communications  Corporation  (the “Company”)  offered  pursuant to certain of the Company’s  employee benefit plans and any or all pre-effective  amendments or post-effective  amendments to the Registration  Statement,  and to file the same,  with exhibits  thereto and other  documents in connection  therewith,  with the  Securities and Exchange
Commission,  granting  unto each of such  attorneys-in-fact  and agents full power and  authority to do and perform each and every act and thing  requisite  and  necessary in  connection  with such matters and hereby  ratifying and confirming all that each of such  attorneys-in-fact  and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: 10-01-01                                                /s/  Gary L. Kaseff
                                                               -------------------
                                                               Gary L. Kaseff

                                                 POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS,  that the person whose  signature  appears below,  hereby  constitutes and appoints  Jeffrey H. Smulyan,  Norman H. Gurwitz,  Walter Z. Berger and J. Scott  Enright,  or either of them,  his attorneys-in-fact  and  agents,  with  full  power  of  substitution  and  resubstitution  for  him in any  and all capacities,  to sign a  Registration  Statement on Form S-8  under the  Securities  Act of 1933 (the  “Registration
Statement”)  for the  registration  of  certain  shares  of  Class A  Common  Stock  (the  “Securities”)  of  Emmis
Communications  Corporation  (the “Company”)  offered  pursuant to certain of the Company’s  employee benefit plans and any or all pre-effective  amendments or post-effective  amendments to the Registration  Statement,  and to file the same,  with exhibits  thereto and other  documents in connection  therewith,  with the  Securities and Exchange
Commission,  granting  unto each of such  attorneys-in-fact  and agents full power and  authority to do and perform each and every act and thing  requisite  and  necessary in  connection  with such matters and hereby  ratifying and confirming all that each of such  attorneys-in-fact  and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: 10-01-01                                                 /s/  Greg A. Nathanson
                                                                ----------------------
                                                                Greg A. Nathanson

                                                 POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS,  that the person whose  signature  appears below,  hereby  constitutes and appoints  Jeffrey H. Smulyan,  Norman H. Gurwitz,  Walter Z. Berger and J. Scott  Enright,  or either of them,  his attorneys-in-fact  and  agents,  with  full  power  of  substitution  and  resubstitution  for  him in any  and all capacities,  to sign a  Registration  Statement on Form S-8  under the  Securities  Act of 1933 (the  “Registration
Statement”)  for the  registration  of  certain  shares  of  Class A  Common  Stock  (the  “Securities”)  of  Emmis
Communications  Corporation  (the “Company”)  offered  pursuant to certain of the Company’s  employee benefit plans and any or all pre-effective  amendments or post-effective  amendments to the Registration  Statement,  and to file the same,  with exhibits  thereto and other  documents in connection  therewith,  with the  Securities and Exchange
Commission,  granting  unto each of such  attorneys-in-fact  and agents full power and  authority to do and perform each and every act and thing  requisite  and  necessary in  connection  with such matters and hereby  ratifying and confirming all that each of such  attorneys-in-fact  and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: 09-28-01                                              /s/  Frank V. Sica
                                                             ------------------
                                                             Frank V. Sica